UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2019

SALEEN AUTOMOTIVE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55236	45-2808694
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2375 Wardlow Road, Corona, CA	92882
(Address of Principal Executive Offices)	(zip code)

(800) 888-8945

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On December 4, 2019, Saleen Automotive, Inc. (the “Company”), dismissed Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm. The dismissal of Weinberg was unanimously approved and ratified by the Company’s Board of Directors on December 10, 2019.

The audit reports of Weinberg on the Company’s consolidated financial statements as of and for the fiscal years ending March 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Weinberg’s report for the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2018 contained an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended March 31, 2019 and subsequent interim period through December 4, 2019, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with Weinberg on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Weinberg with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Weinberg furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Weinberg’s letter, dated December 13, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On November 25, 2019, the Company engaged Squar Milner LLP (“Squar Milner”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. The engagement of Squar Milner was unanimously approved and ratified by the Company’s Board of Directors on December 10, 2019.

During the Company’s two most recent fiscal years and subsequent interim period prior to the engagement of Squar Milner, neither the Company nor anyone acting on its behalf consulted with Squar Milner regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report was provided to the Company or oral advice was provided that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event, as such terms are defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter of Weinberg & Company, P.A. dated December 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saleen Automotive, Inc.

Date: December 18, 2019

By:	/s/ Lawrence Balingit
Lawrence Balingit
Chief Financial Officer